UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 2, 2008
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 25, 2008, Ford Motor Company (“Ford,” the "Company," "we," "our," or "us") signed a sale and purchase agreement (the “Sale and Purchase Agreement”) with Tata Motors Limited (“Tata Motors”) for the sale of our Jaguar and Land Rover operations ("Jaguar Land Rover").  The sale was completed on June 2, 2008.

Under the terms of the transaction, Tata Motors purchased 100% of the outstanding shares in Jaguar Cars Limited, Land Rover and related companies, and their respective subsidiaries, and certain assets used by Jaguar Land Rover, including ownership rights in, or licenses to use, related intellectual property and the assets of related national sales companies, that were owned by Ford affiliates not being transferred.

We received approximately $2.4 billion in cash for the sale of Jaguar Land Rover.  Included in this amount is about $100 million representing an estimate of purchase price adjustments for cash and debt balances transferred to Tata Motors at the time of sale.  As part of the transaction, we contributed about $600 million to the Jaguar Land Rover pension plans.  Accordingly, net cash received on June 2, 2008 totaled about $1.8 billion.  Total proceeds are subject to additional purchase price adjustments (e.g., relating to working capital, cash, and debt) which will be calculated and paid pursuant to the terms of the Sale and Purchase Agreement.

Item 8.01. Other Events.

We review and present our business results in two sectors: Automotive and Financial Services.  Within these sectors, our business is divided into reportable segments based upon the organizational structure used to evaluate performance and make decisions on resource allocation, as well as availability and materiality of separate financial results consistent with that structure.  Our Automotive sector results were formerly reported in the following five segments:  Ford North America, Ford South America, Ford Europe, Premier Automotive Group, and Ford Asia Pacific and Africa/Mazda.  Beginning with the first quarter of 2008, we changed our Automotive sector reporting to disclose the following seven segments:  Ford North America, Ford South America, Ford Europe, Volvo, Ford Asia Pacific Africa, Mazda and Associated Operations, and Jaguar Land Rover and Aston Martin. Included in each segment described below are the associated costs to design, develop, manufacture, and service vehicles and parts.

Ford North America segment includes primarily the sale of Ford, Lincoln and Mercury brand vehicles and related service parts in North America (the United States, Canada and Mexico).  Also included within this segment is the sale of Mazda6 vehicles by our consolidated subsidiary, AutoAlliance International, Inc. (previously included in the results for Ford Asia Pacific Africa).

Ford South America segment includes primarily the sale of Ford-brand vehicles and related service parts in South America.

Ford Europe segment includes primarily the sale of Ford-brand vehicles and related service parts in Europe (including all parts of Turkey and Russia).

The Volvo segment includes primarily the sale of Volvo-brand vehicles and related service parts throughout the world (including in North America, South America, Europe, Asia Pacific, and Africa).

Ford Asia Pacific Africa segment includes primarily the sale of Ford-brand vehicles and related service parts in the Asia Pacific region and Africa.

The Mazda and Associated Operations segment includes our share of the results of Mazda Motor Corporation ("Mazda"), of which we owned 33.4% at December 31, 2007, as well as certain of our Mazda-related investments.

The Jaguar Land Rover and Aston Martin segment includes primarily the sale of Jaguar Land Rover brand vehicles and related service parts throughout the world (including in North America, South America, Europe, Asia Pacific, and Africa).  In May 2007, we completed the sale of our 100% interest in Aston Martin and, therefore, the sale of Aston Martin-brand vehicles and related service parts throughout the world are included within this segment up until the date of sale.

Exhibit 99.1, filed with this Report and incorporated herein by reference, updates "Item 8. Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2007 ("Form 10-K Report") (with revisions to Notes 13, 18, and 25 of the Notes to the Financial Statements, and an updated Report of Independent Registered Public Accounting Firm) to reflect the changes in our segment reporting structure described above.

Updates to the Form 10-K Report relate solely to the presentation of segment-specific disclosures on a basis consistent with the changes in segment reporting structure, and have no effect on our previously-reported results of operations, financial condition or cash flows in the Form 10-K Report.  All other information in the Form 10-K Report remains materially unchanged and has not been otherwise updated for events occurring after the date of filing of February 27, 2008.  The information in this Report should be read in conjunction with our Form 10-K Report and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Item 9.01. Financial Statements and Exhibits.

The following unaudited pro forma condensed statements of income (consolidated and sector) for the year ended December 31, 2007 and the three months ended March 31, 2008 have been prepared to present our results of operations as if the sale of Jaguar Land Rover had occurred at the beginning of the annual period.  The unaudited pro forma condensed balance sheets (consolidated and sector) as of March 31, 2008 have been prepared to present our financial position as if the sale of Jaguar Land Rover had occurred on March 31, 2008.

These pro forma financial statements do not purport to be indicative of the financial position or results of operations of Ford as of such date or for such periods, nor are they necessarily indicative of future results.  We have agreed with Tata Motors that we will continue to supply Jaguar Land Rover with engines, stampings and technologies.  The pro forma adjustments to our balance sheet reflect these activities; adjustments to the income statement do not, and these activities are not expected to be significant to our income/(loss) from continuing operations.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
(in millions, except per share amounts)

	Three Months Ended March 31, 2008			Year Ended December 31, 2007
	Historical Financial Statement	Pro Forma Adjustments Jaguar Land Rover	Pro Forma Financial Statement	Historical Financial Statement	Pro Forma Adjustments Jaguar Land Rover	Pro Forma Financial Statement
	(unaudited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)
		(a)			(a)
Sales and revenues
Automotive sales	$39,117	$(4,145)	$34,972	$154,379	$(14,861)	$139,518
Financial Services revenues	4,396	—	4,396	18,076	—	18,076
Total sales and revenues	43,513	(4,145)	39,368	172,455	(14,861)	157,594

Costs and expenses
Automotive cost of sales	35,455	(3,773)	31,682	142,587	(12,722)	129,865
Selling, administrative and other expenses	5,081	(380)	4,701	21,169	(1,514)	19,655
Goodwill impairment	—	—	—	2,400	—	2,400
Interest expense	2,542	—	2,542	10,927	—	10,927
Financial Services provision for credit and insurance losses	343	—	343	668	—	668
Total costs and expenses	43,421	(4,153)	39,268	177,751	(14,236)	163,515

Automotive interest income and other non-operating income/(expense), net	92	(8)	84	1,161	5	1,166
Automotive equity in net income/(loss) of affiliated companies	136	—	136	389	—	389
Income/(Loss) before income taxes	320	—	320	(3,746)	(620)	(4,366)
Provision for/(Benefit from) income taxes	97	(5)	92	(1,294)	(13)	(1,307)
Income/(Loss) before minority interests	223	5	228	(2,452)	(607)	(3,059)
Minority interests in net income/(loss) of subsidiaries	122	—	122	312	—	312
Income/(Loss) from continuing operations	$101	$5	$106	$(2,764)	$(607)	$(3,371)

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Basic income/(loss)
Income/(Loss) from continuing operations	$0.05	$—	$0.05	$(1.40)	$(0.31)	$(1.71)
Number of shares used to compute amounts per share	2,188	2,188	2,188	1,978	1,978	1,978
Diluted income/(loss)
Income/(Loss) from continuing operations	$0.05	$—	$0.05	$(1.40)	$(0.31)	$(1.71)
Number of shares used to compute amounts per share	2,208	2,208	2,208	1,978	1,978	1,978

See endnotes.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED SECTOR STATEMENT OF INCOME
(in millions, except per share amounts)

	Three Months Ended March 31, 2008			Year Ended December 31, 2007
	Historical Financial Statement	Pro Forma Adjustments Jaguar Land Rover	Pro Forma Financial Statement	Historical Financial Statement	Pro Forma Adjustments Jaguar Land Rover	Pro Forma Financial Statement
	(unaudited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)
		(a)			(a)
AUTOMOTIVE
Sales	$39,117	$(4,145)	$34,972	$154,379	$(14,861)	$139,518
Costs and expenses
Cost of sales	35,455	(3,773)	31,682	142,587	(12,722)	129,865
Selling, administrative and other expenses	3,109	(380)	2,729	13,660	(1,514)	12,146
Goodwill impairment	—	—	—	2,400	—	2,400
Total costs and expenses	38,564	(4,153)	34,411	158,647	(14,236)	144,411
Operating income/(loss)	553	8	561	(4,268)	(625)	(4,893)

Interest expense	528	—	528	2,252	—	2,252

Interest income and other non-operating income/(expense), net	92	(8)	84	1,161	5	1,166
Equity in net income/(loss) of affiliated companies	136	—	136	389	—	389
Income/(Loss) before income taxes — Automotive	253	—	253	(4,970)	(620)	(5,590)

FINANCIAL SERVICES
Revenues	4,396	—	4,396	18,076	—	18,076
Costs and expenses
Interest expense	2,014	—	2,014	8,675	—	8,675
Depreciation	1,836	—	1,836	6,289	—	6,289
Operating and other expenses	136	—	136	1,220	—	1,220
Provision for credit and insurance losses	343	—	343	668	—	668
Total costs and expenses	4,329	—	4,329	16,852	—	16,852
Income/(Loss) before income taxes — Financial Services	67	—	67	1,224	—	1,224

TOTAL COMPANY
Income/(Loss) before income taxes	320	—	320	(3,746)	(620)	(4,366)
Provision for/(Benefit from) income taxes	97	(5)	92	(1,294)	(13)	(1,307)
Income/(Loss) before minority interests	223	5	228	(2,452)	(607)	(3,059)
Minority interests in net income/(loss) of subsidiaries	122	—	122	312	—	312
Income/(Loss) from continuing operations	$101	$5	$106	$(2,764)	$(607)	$(3,371)

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Basic income/(loss)
Income/(Loss) from continuing operations	$0.05	$—	$0.05	$(1.40)	$(0.31)	$(1.71)
Number of shares used to compute per share	2,188	2,188	2,188	1,978	1,978	1,978
Diluted income/(loss)
Income/(Loss) from continuing operations	$0.05	$—	$0.05	$(1.40)	$(0.31)	$(1.71)
Number of shares used to compute per share	2,208	2,208	2,208	1,978	1,978	1,978

See endnotes.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2008
(in millions)

	Historical Financial Statement	Pro Forma Adjustments Jaguar Land Rover		Pro Forma Financial Statement
	(unaudited)	(unaudited)		(unaudited)
ASSETS
Cash and cash equivalents	$33,751	$—		$33,751
	—	2,500	(b)	2,500
	—	(600)	(c)	(600)
	—	(514)	(d)	(514)
Subtotal adjusted cash and cash equivalents	33,751	1,386		35,137
Marketable securities	8,593	—		8,593
Loaned securities	6,746	—		6,746
Finance receivables, net	110,717	—		110,717
Other receivables, net	8,089	224	(e)	8,313
Net investment in operating leases	32,493	—		32,493
Retained interest in sold receivables	540	—		540
Inventories	11,721	—		11,721
Equity in net assets of affiliated companies	3,120	—		3,120
Net property	37,007	—		37,007
Deferred income taxes	3,331	—		3,331
Goodwill and other net intangible assets	2,064	—		2,064
Jaguar Land Rover assets of discontinued/held-for-sale operations	8,054	(8,054)	(f)	—
Other assets	16,687	—		16,687
Total assets	$282,913	$(6,444)		$276,469

LIABILITIES AND STOCKHOLDERS' EQUITY
Payables	$24,014	$—		$24,014
Accrued liabilities and deferred revenue	72,877	182	(g)	73,059
Debt	169,480	(317)	(h)	169,163
Deferred income taxes	2,901	—		2,901
Jaguar Land Rover liabilities of discontinued/held-for-sale operations	5,064	(5,064)	(f)	—
Total liabilities	274,336	(5,199)		269,137

Minority interests	1,466	—		1,466

Stockholders' equity
Capital stock
Common Stock, par value $0.01 per share (2,148 million shares issued)	21	—		21
Class B Stock, par value $0.01 per share (71 million shares issued)	1	—		1
Capital in excess of par value of stock	7,988	—		7,988
Accumulated other comprehensive income/(loss)	657	(1,245)	(f)	(588)
Treasury stock	(184)	—		(184)
Retained earnings/(Accumulated deficit)	(1,372)	—	(i)	(1,372)
Total stockholders' equity	7,111	(1,245)		5,866
Total liabilities and stockholders' equity	$282,913	$(6,444)		$276,469

See endnotes.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED SECTOR BALANCE SHEET
March 31, 2008
(in millions)

	Historical Financial Statement	Pro Forma Adjustments Jaguar Land Rover		Pro Forma Financial Statement
	(unaudited)	(unaudited)		(unaudited)
ASSETS
Automotive
Cash and cash equivalents	$18,663	$1,386	(b)(c)(d)	$20,049
Marketable securities	6,602	—		6,602
Loaned securities	6,746	—		6,746
Total cash, marketable and loaned securities	32,011	1,386		33,397
Receivables, net	4,164	224	(e)	4,388
Inventories	11,721	—		11,721
Deferred income taxes	562	—		562
Other current assets	6,206	—		6,206
Current receivable from Financial Services	225	—		225
Total current assets	54,889	1,610		56,499
Equity in net assets of affiliated companies	2,558	—		2,558
Net property	36,757	—		36,757
Deferred income taxes	8,557	—		8,557
Goodwill and other net intangible assets	2,054	—		2,054
Jaguar Land Rover assets of discontinued/held-for-sale operations	8,054	(8,054)	(f)	—
Other assets	5,966	—		5,966
Non-current receivable from Financial Services	2,003	—		2,003
Total Automotive assets	120,838	(6,444)		114,394
Financial Services
Cash and cash equivalents	15,088	—		15,088
Marketable securities	1,991	—		1,991
Finance receivables, net	114,642	—		114,642
Net investment in operating leases	29,962	—		29,962
Retained interest in sold receivables	540	—		540
Equity in net assets of affiliated companies	562	—		562
Goodwill and other net intangible assets	10	—		10
Other assets	7,464	—		7,464
Total Financial Services assets	170,259	—		170,259
Intersector elimination	(2,228)	—		(2,228)
Total assets	$288,869	$(6,444)		$282,425

LIABILITIES AND STOCKHOLDERS' EQUITY
Automotive
Trade payables	$17,692	$—		$17,692
Other payables	4,248	—		4,248
Accrued liabilities and deferred revenue	26,533	182	(g)	26,715
Deferred income taxes	2,567	—		2,567
Debt payable within one year	1,445	(317)	(h)	1,128
Total current liabilities	52,485	(135)		52,350
Long-term debt	25,608	—		25,608
Other liabilities	40,714	—		40,714
Deferred income taxes	846	—		846
Jaguar Land Rover liabilities of discontinued/held-for-sale operations	5,064	(5,064)	(f)	—
Total Automotive liabilities	124,717	(5,199)		119,518
Financial Services
Payables	2,080	—		2,080
Debt	142,427	—		142,427
Deferred income taxes	5,444	—		5,444
Other liabilities and deferred income	5,624	—		5,624
Payable to Automotive	2,228	—		2,228
Total Financial Services liabilities	157,803	—		157,803

Minority interests	1,466	—		1,466

Stockholders' equity
Capital stock
Common Stock, par value $0.01 per share (2,148 million shares issued)	21	—		21
Class B Stock, par value $0.01 per share (71 million shares issued)	1	—		1
Capital in excess of par value of stock	7,988	—		7,988
Accumulated other comprehensive income/(loss)	657	(1,245)	(f)	(588)
Treasury stock	(184)	—		(184)
Retained earnings/(Accumulated deficit)	(1,372)	—	(i)	(1,372)
Total stockholders' equity	7,111	(1,245)		5,866
Intersector elimination	(2,228)	—		(2,228)
Total liabilities and stockholders' equity	$288,869	$(6,444)		$282,425

See endnotes.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

(a)	Carve-out of Jaguar Land Rover results included in our historical financial statements.
(b)
Cash proceeds from the sale of Jaguar Land Rover of $2.5 billion, which includes a purchase price adjustment of about $200 million for cash (net of debt) that would have been transferred to Tata Motors had the sale occurred on March 31, 2008.

(c)	Contribution to Jaguar Land Rover pension plan.
(d)	Jaguar Land Rover cash balances that would have been transferred to Tata Motors had the sale occurred on March 31, 2008.
(e)	Trade receivables from Jaguar Land Rover (eliminated as an intercompany transaction in our historical financial statements).
(f)	Carve-out of assets, liabilities, and accumulated other comprehensive income/(loss) of Jaguar Land Rover included in our historical financial statements.
(g)	Liabilities incurred in connection with the sale of Jaguar Land Rover.
(h)	Jaguar Land Rover debt that would have been transferred to Tata Motors had the sale occurred on March 31, 2008.
(i)	Estimated gain/(loss) on sale of Jaguar Land Rover as if sold on March 31, 2008.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.	Filed with this Report

Exhibit 99.1
"Item 8. Financial Statements and Supplementary Data" from Ford Motor Company's Annual Report on Form 10-K for the year ended December 31, 2007 (revised to reflect changes in segment reporting structure).
Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: June 2, 2008	By:	/s/ Louis J. Ghilardi
Louis J. Ghilardi
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1
"Item 8. Financial Statements and Supplementary Data" from Ford Motor Company's Annual Report on Form 10-K for the year ended December 31, 2007 (revised to reflect changes in segment reporting structure).